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                                                                   EXHIBIT 10.10

                             AGREEMENT AMONG MEMBERS

                               (DEX HOLDINGS LLC)

         THIS AGREEMENT AMONG MEMBERS (this "AGREEMENT") is made and effective as of November 8, 2002, by and among Carlyle Partners III, L.P., a Delaware limited partnership ("CP III"), Carlyle-Dex Partners L.P., a Delaware limited partnership ("CARLYLE COINVEST I"), Carlyle-Dex Partners II L.P., a Delaware limited partnership ("CARLYLE COINVEST II" and, together with CP III and Carlyle Coinvest I, the "CARLYLE HOLDERS"), and Welsh, Carson, Anderson & Stowe IX, L.P., a Delaware limited partnership ("WELSH CARSON IX"), and WD Investors LLC, a Delaware limited partnership ("WCAS COINVEST I" together with Welsh Carson IX, the "WCAS HOLDERS") (the Carlyle Holders and the WCAS Holders, collectively, the "MEMBERS," and each individually a "MEMBER"), Dex Holdings LLC, a Delaware limited liability company ("COMPANY"), Dex Media, Inc., a Delaware corporation, Dex Media East, Inc., a Delaware corporation and Dex Media East LLC, a Delaware limited liability company, together with each subsequently acquired or formed, direct or indirect Subsidiary of the Company (collectively, "DEX MEDIA ENTITIES").

                                    RECITALS

         WHEREAS, the Members wish to allocate certain of their management rights with regard to each of the Dex Media Entities among each other and to set forth their mutual understandings with regard to the operations, control and management of each of the Dex Media Entities.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                  1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                           "AFFILIATES" means with respect to a specified
Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

                           "AMENDED AND RESTATED LLC AGREEMENT" means the
Amended and Restated Limited Liability Company Agreement of Dex Holdings LLC by and among the Members and the other Members parties thereto, dated as of the date hereof as it may be modified or supplemented from time to time.

                           "BENEFICIAL OWNERSHIP" shall mean the power, directly
or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to (i) vote, or to

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direct the voting of, a security, and (ii) dispose, or to direct the disposition of, such security. "BENEFICIALLY OWNS" shall mean having Beneficial Ownership.

                           "PERCENTAGE INTEREST" shall have the meaning given to
it in the Amended and Restated LLC Agreement.

                           "PERSON" includes any individual, corporation,
association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

                           "SUBSIDIARIES" means, with respect to any Person, (i)
any corporation, limited liability company, partnership or other entity of which shares of capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other similar managing body of such corporation, limited liability company, partnership or other entity are at the time owned or controlled by such Person, or (ii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries by such Person.

                  2.       Election of Directors; Board Observer.

                  (a) Each of the Members agrees to (i) vote (at any regular or special meeting of the Members or via written consent) all its Percentage Interest then Beneficially Owned by it (whether so Beneficially Owned as of the date hereof or hereafter acquired) in favor of, or otherwise to consent to, and (ii) to cause the applicable Nominees (as hereinafter defined) to take all actions necessary and appropriate (whether by vote or consent or otherwise) to cause, the election of the persons nominated in accordance with
Section 2(b) hereof (the "NOMINEES") to the Dex Holdings LLC Board of Directors (the "COMPANY BOARD"), Dex Media, Inc. Board of Directors (the "DEX MEDIA BOARD"), the Dex Media East, Inc. Board of Directors (the "DEX MEDIA EAST BOARD"), the Dex Media East LLC Board of Directors (the "DEX EAST BOARD") and to each of the Board of Directors (or comparable governing bodies) for each other Dex Media Entity (collectively, the "DEX MEDIA ENTITIES BOARDS").

                  (b) During the term of this Agreement, so long as such Member has a right to appoint a director pursuant to the Equityholders Agreement, each of the Members shall either directly through the Company or indirectly, through one of its Subsidiaries, as applicable, be entitled to designate one (1) Nominee to each of the Dex Media Entities Boards (such Nominee for any of the Dex Media Entities Boards, if designated by CP III, a "CP III NOMINEE," if designated by Carlyle Coinvest I, a "CARLYLE COINVEST I NOMINEE," if designated by Carlyle Coinvest II, a "CARLYLE COINVEST II NOMINEE," if designated by Welsh Carson IX, a "WELSH CARSON IX NOMINEE"), and if designated by WCAS Coinvest I, a "WCAS COINVEST I NOMINEE").

                  (c) If any Nominee is unable or unwilling to serve upon his or her election to any Dex Media Entities Board, the Members shall, through the applicable Dex Media Entity be entitled to nominate a replacement who shall then be a Nominee for the purposes of this Agreement. If, following election to any Dex Media Entities Board, any Nominee shall resign or be removed or be unable to serve by reason of death or disability, the Members on behalf of which such Nominee serves shall, through such applicable Dex Media Entity, within thirty days

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of such event, notify the applicable Dex Media Entities Board in writing of a replacement, and the Members shall, through such applicable Dex Media Entity, take such steps as may be necessary to elect such replacement to the applicable Dex Media Entities Board to fill the unexpired term of the Nominee.

                  (d) Each Member agrees not to take any action or permit any Nominee to take any action without the written consent of

                           (A)      CP III, which consent may be given or
withheld in its sole discretion, to remove, whether or not for cause, any CP III Nominee from any Dex Media Entities Board following his or her election thereto, including, without limitation, by decreasing the size of such Dex Media Entities Board such that there are an insufficient number of directors on such Dex Media Entities Board to permit CP III to exercise its rights to nominate a director to such Dex Media Entities Board pursuant to this Section 2;

                           (B)      Carlyle Coinvest I, which consent may be
given or withheld in its sole discretion, to remove, whether or not for cause, any Carlyle Coinvest I Nominee from any Dex Media Entities Board following his or her election thereto, including, without limitation, by decreasing the size of such Dex Media Entities Board such that there are an insufficient number of directors on such Dex Media Entities Board to permit Carlyle Coinvest I to exercise its rights to nominate a director to such Dex Media Entities Board pursuant to this Section 2;

                           (C)      Carlyle Coinvest II, which consent may be
given or withheld in its sole discretion, to remove, whether or not for cause, any Carlyle Coinvest II Nominee from any Dex Media Entities Board following his or her election thereto, including, without limitation, by decreasing the size of such Dex Media Entities Board such that there are an insufficient number of directors on such Dex Media Entities Board to permit Carlyle Coinvest II to exercise its rights to nominate a director to such Dex Media Entities Board pursuant to this Section 2;

                           (D)      Welsh Carson IX, which consent may be given
or withheld in its sole discretion, to remove, whether or not for cause, any Welsh Carson IX Nominee from any Dex Media Entities Board following his or her election thereto, including, without limitation, by decreasing the size of such Dex Media Entities Board such that there are an insufficient number of directors on such Dex Media Entities Board to permit Welsh Carson IX to exercise its rights to nominate a director to such Dex Media Entities Board pursuant to this
Section 2; and.

                           (E)      WCAS Coinvest I, which consent may be given
or withheld in its sole discretion, to remove, whether or not for cause, any WCAS Coinvest I Nominee from any Dex Media Entities Board following his or her election thereto, including, without limitation, by decreasing the size of such Dex Media Entities Board such that there are an insufficient number of directors on such Dex Media Entities Board to permit WCAS Coinvest I to exercise its rights to nominate a director to such Dex Media Entities Board pursuant to this
Section 2.

                  (e) If, during the term of this Agreement, any Member no longer has a right to appoint a director pursuant to the Equityholders Agreement, such Member shall have the right to appoint a representative to attend as a non-voting observer (with respect to such Member, its "OBSERVER") each and every meeting of any Dex Media Entity Board. The appointment and

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removal of a Member's Observer shall be by written notice from such Member to the applicable Dex Media Entity and shall take effect upon the delivery of written notice thereof at the such Dex Media Entity's headquarters, attention:
Chief Executive Officer. Each Observer shall receive, on a timely basis, copies of all notices, minutes, consents, and other materials that the Dex Media Entities provide to the members of its board (the "BOARD MATERIALS"), provided, however, that the Dex Media Entities reserve the right to exclude such representative from access to any meeting or any materials if it is reasonably believed that such exclusion is necessary to preserve any privilege, to protect confidential or otherwise proprietary information or for any other reason if the applicable Dex Media Entity Board, acting in good faith, reasonably determines that the presence of such Observer would not be appropriate given the subject matter being discussed. Except to the extent so excluded, each Observer may participate in discussions of any and all matters brought before any meeting it attends as a non-voting observer.

                  3.       Proxy.

         For so long as this Agreement is in effect, if any Member fails or refuses to vote that Member's Percentage Interest as provided in Section 2 (the "NONVOTING MEMBER"), without further action by the Nonvoting Member,

                           (a)      CP III shall have an irrevocable proxy to
vote the Nonvoting Member's Percentage Interest to the extent such vote relates to any of the CP III Nominees, and each Member hereby grants to CP III such irrevocable proxy;

                           (b)      Carlyle Coinvest I shall have an irrevocable
proxy to vote the Nonvoting Member's Percentage Interest to the extent such vote relates to any of the Carlyle Coinvest I Nominees, and each Member hereby grants to Carlyle Coinvest I such irrevocable proxy;

                           (c)      Carlyle Coinvest II shall have an
irrevocable proxy to vote the Nonvoting Member's Percentage Interest to the extent such vote relates to any of the Carlyle Coinvest II Nominees, and each Member hereby grants to Carlyle Coinvest II such irrevocable proxy;

                           (d)      Welsh Carson IX shall have an irrevocable
proxy to vote the Nonvoting Member's Percentage Interest to the extent such vote relates to any of the Welsh Carson IX Nominees, and each Member hereby grants to Welsh Carson IX such irrevocable proxy; and

                           (e)      WCAS Coinvest I shall have an irrevocable
proxy to vote the Nonvoting Member's Percentage Interest to the extent such vote relates to any of the WCAS Coinvest I Nominees, and each Member hereby grants to WCAS Coinvest I such irrevocable proxy.

                  4. Access to Financial Information. The Company shall cause each of the other Dex Media Entities to provide each Member (i) with reasonable access to all books of account at reasonable times and allow each of the Members to make copies and abstracts thereof, and (ii) from time to time with reasonable access to management of such Dex Media Entity at its

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respective places of business to consult with such management regarding operating and financial matters.

                  5.       Acceptance and Acknowledgment.

                           (a)      The Company acknowledges that the provisions
of Section 2, together with Section 4, are intended to provide the Members with "contractual management rights" within the meaning of ERISA and the regulations promulgated thereunder.

                           (b)      Each of the Dex Media Entities hereby
acknowledges and agrees to the rights granted to the Members hereunder.

                  6.       Miscellaneous.

                           (a)      Each party hereto agrees to execute and
deliver such documents and take such further actions as may be necessary or desirable to effect the purposes and objectives of this Agreement.

                           (b)      This Agreement may not be amended or
modified except by a written instrument signed by each of the parties hereto. The waiver by any party of such party's rights under this Agreement in any particular instance or instances, whether intentional or otherwise, shall not be considered as a continuing waiver which would prevent subsequent enforcement of such rights or of any other rights.

                           (c)      All notices and other communications
hereunder shall be in writing and shall be deemed to have been duly given if sent by recognized overnight delivery service, return receipt requested, to (i) a Member shall be sent to or made at the addresses given for that Member on the list attached to the Amended and Restated LLC Agreement as Exhibit A or such other address as that Member may specify by notice to the other Members, with a copy (in the case of notice to a Carlyle Holder) to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, NY 10022, Attn: Jed Brickner, and a copy (in the case of notice to a WCAS Holder) to Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, NY 10111, Attn: Bill Hewitt, and (ii) the Company shall be sent to or made the address for the Company set forth in the Amended and Restated LLC Agreement. Any notice, request or consent to the Company shall be given to each other Member. Notice so given shall be deemed to be given and received on the second business day after sending by recognized overnight delivery service, return receipt requested.

                           (d)      The parties acknowledge and agree that the
breach of the provisions of this Agreement by any Member could not be adequately compensated with monetary damages, and the parties hereto agree, accordingly, that injunctive relief and specific performance shall be appropriate remedies to enforce the provisions of this Agreement and waive any claim or defense that there is an adequate remedy at law for such breach; provided, however, that nothing herein shall limit the remedies herein, legal or equitable, otherwise available and all remedies herein are in addition to any remedies available at law or otherwise.

                           (e)      This Agreement and those documents expressly
referred to herein constitute the entire agreement and understanding among the parties and supersede all other prior

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agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

                           (f)      If any provision of this Agreement shall be
held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

                           (g)      This Agreement shall inure to the benefit of
and be binding upon the parties hereto, their heirs, administrators, executors, successors and assigns.

                           (h)      The headings of the Sections and paragraphs
of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                           (i)      The parties agree that this Agreement shall
be governed by and construed in accordance with the laws of the state of Delaware, excluding any laws thereof which would direct application of law of another jurisdiction.

                           (j)      This Agreement may be executed in any number
of counterparts and by the parties hereto in separate counterparts, with the same effect as if each party had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

                           (k)      When the context requires, the gender of all
words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

                           (l)      Subject to the Amended and Restated LLC
Agreement, this Agreement shall remain in effect with respect to the Company so long as any of the Carlyle Holders or the WCAS Holders Beneficially Own any Percentage Interest in the Company, and shall remain in effect with respect to each of Dex Media Entity (other than the Company) so long as the Company Beneficially Owns (directly or indirectly) shares of voting stock or membership interests (as applicable) of such other Dex Media Entity representing not less than 51% of the votes entitled to be cast for members of the applicable Dex Media Entity Board.

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         IN WITNESS WHEREOF, the Members have caused this Agreement to be executed as of the date first above written.

                           CARLYLE HOLDERS

                           CARLYLE PARTNERS III, L.P.

                                 By:      TC Group III, L.P.,
                                          its General Partner

                                 By:      TC Group III, L.L.C.,
                                          its General Partner

                                 By:      TC Group, L.L.C.,
                                          its Managing Member

                                 By:      TCG Holdings, L.L.C.,
                                          its Managing Member

                                 By:               /s/ James A. Attwood, Jr.
                                          -----------------------------------
                                          Name:     James A. Attwood, Jr.
                                          Title:    Managing Director

                           CARLYLE-DEX PARTNERS L.P.

                                 By:      TC Group III, L.P.,
                                          its General Partner

                                 By:      TC Group III, L.L.C.,
                                          its General Partner

                                 By:      TC Group, L.L.C.,
                                          its Managing Member

                                 By:      TCG Holdings, L.L.C.,
                                          its Managing Member

                                 By:               /s/ James A. Attwood, Jr.
                                          -----------------------------------
                                          Name:     James A. Attwood, Jr.
                                          Title:    Managing Director

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                          CARLYLE-DEX PARTNERS II L.P.

                                 By:      TC Group III, L.P.,
                                          its General Partner

                                 By:      TC Group III, L.L.C.,
                                          its General Partner

                                 By:      TC Group, L.L.C.,
                                          its Managing Member

                                 By:      TCG Holdings, L.L.C.,
                                          its Managing Member

                                 By:               /s/ James A. Attwood, Jr.
                                          -----------------------------------
                                          Name:     James A. Attwood, Jr.
                                          Title:    Managing Director

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                           WCAS HOLDERS

                           WELSH, CARSON, ANDERSON & STOWE IX, L.P.

                                 By:      WCAS IX Associates, LLC
                                          as its General Partner

                                 By:             /s/ Anthony J. de Nicola
                                          --------------------------------------
                                          Name:  Anthony J. de Nicola
                                          Title: Managing Member

                           WD INVESTORS LLC

                                 By:      WCAS IX Associates, LLC,
                                          as its General Partner

                                 By:             /s/ Anthony J. de Nicola
                                          --------------------------------------
                                          Name:  Anthony J. de Nicola
                                          Title: Managing Member

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                           DEX HOLDINGS LLC

                                 By:             /s/ James A. Attwood, Jr.
                                          -----------------------------------
                                          Name:  James A. Attwood, Jr.
                                          Title: Managing Director

                           DEX MEDIA, INC.

                                 By:             /s/ George Burnett
                                          --------------------------------------
                                          Name:  George Burnett
                                          Title: CEO and President

                           DEX MEDIA EAST, INC.

                                          By:           /s/ George Burnett
                                                 -------------------------------
                                          Name:  George Burnett
                                          Title: CEO and President

                           DEX MEDIA EAST LLC

                                          By:           /s/ George Burnett
                                                 -------------------------------
                                          Name:  George Burnett
                                          Title: CEO and President

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